UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 2, 2007

THE READER’S DIGEST ASSOCIATION, INC.
(Exact name of registrant as specified in charter)

Delaware	1-10434	13-1726769
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification Number)

Pleasantville, New York	10570-7000
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:
(914) 238-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14a-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7: REGULATION FD

ITEM 7.01. Regulation FD Disclosure

On February 2, 2007, The Reader’s Digest Association, Inc. (the “Company”) announced that the Company’s shareholders have approved the adoption of the previously-disclosed merger agreement providing for the merger of the Company with a company that will be owned by an investor group led by Ripplewood Holdings L.L.C. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

SECTION 9: FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. Financial Statements and Exhibits

(c) Exhibits

Filed herewith are the following:

Exhibit Number Description

99.1	Press release of The Reader’s Digest Association, Inc. on February 2, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE READER'S DIGEST ASSOCIATION, INC.
(Registrant)

Date: February 2, 2007	/s/ C.H.R. DuPree
C.H.R. DuPree
Vice President, Corporate Secretary
and Associate General Counsel